--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 13, 2004

                       Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                      333-65702                13-3939229
--------------------------------------------------------------------------------
(State or Other Jurisdiction of       (Commission File          (I.R.S. Employer
         Incorporation)                     Number)          Identification No.)



              1585 Broadway
            New York, New York                                         10036
---------------------------------------                           --------------
(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's telephone number, including area code (212) 761-4000
                                                           --------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

         Item 5.   Other Events

         In connection with the offering of CDC Mortgage Capital Trust 2004-HE3, Mortgage Pass-through certificates, Series 2004-HE3, certain "Computational Materials", dated July 13, 2004, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Not applicable

         (b)     Not applicable

         (c)     Exhibit 99.1. Related Computational Materials (as defined in
                 Item 5 above)

         (d)     Exhibit 99.2 Related Computational Materials (as defined in
                 Item 5 above)

         (e)     Exhibit 99.3 Related Computational Materials (as defined in
                 Item 5 above)

         (f)     Exhibit 99.4 Related Computational Materials (as defined in
                 Item 5 above)

         (g)     Exhibit 99.5 Related Computational Materials (as defined in
                 Item 5 above)

         (h)     Exhibit 99.6 Related Computational Materials (as defined in
                 Item 5 above)

         (i)     Exhibit 99.7 Related Computational Materials (as defined in
                 Item 5 above)

         (j)     Exhibit 99.8 Related Computational Materials (as defined in
                 Item 5 above)

                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MORGAN STANLEY ABS CAPITAL I INC.
                                    -------------------------------------------
                                         as Depositor and on behalf of
                                         CDC Mortgage Capital Trust 2004-HE3
                                         Registrant


                                               By:  /s/ Gail McDonnell
                                                    ---------------------------
                                                    Name:  Gail McDonnell
                                                    Title:  Vice President




Dated:  July 13, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.1              Related Computational Materials (as defined in Item 5 above).

99.2              Related Computational Materials (as defined in Item 5 above).

99.3              Related Computational Materials (as defined in Item 5 above).

99.4              Related Computational Materials (as defined in Item 5 above).

99.5              Related Computational Materials (as defined in Item 5 above).

99.6              Related Computational Materials (as defined in Item 5 above).

99.7              Related Computational Materials (as defined in Item 5 above).

99.8              Related Computational Materials (as defined in Item 5 above).